SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 21, 1996
                Date of Report (Date of earliest event reported)


                             MAGNUM PETROLEUM, INC.
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             (Exact name of registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)

            1-12508                                       87-0462881
    ------------------------                  ---------------------------------
    (Commission File Number)                  (IRS Employer Identification No.)


         600 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039
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               (Address of principal executive offices)          (Zip Code)


                                 (214) 401-0752
               Registrant's telephone number, including area code


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Matters.

On May 21, 1996, the Registrant announced that a newly formed wholly-owned subsidiary, ConMag Energy Corporation ("ConMag"), has executed a definitive Purchase and Sale Agreement with Meridian Oil Inc. ("Meridian"), a wholly-owned subsidiary of Burlington Resources Inc. (NYSE - "BR"), to acquire all of Meridian's interest in certain gas wells and a gas gathering system located in the Panhandle of Texas and Western Oklahoma, more commonly referred to as the "Panoma Properties".

The purchase price for the approximately 500 wells and approximately 427 miles of gas gathering pipeline system is $36,750,000, with an April 1, 1996 effective date. The current daily production volumes from the Meridian owned wells is approximately 14 million cubic feet per day with total delivery, including third party gas purchased by the gathering system, of almost 19 million cubic feet per day. The existing wells and gas gathering system are in three fields, the West Panhandle Field, the East Panhandle Field, and the South Erick Field, all located in Gray, Wheeler, Collingsworth and Donley Counties, Texas and Beckham and Greer Counties, Oklahoma.

The Registrant has made a performance deposit of $2,250,000 with Meridian until financial closing of the transaction is completed, presently anticipated on or before June 28, 1996. The sale by Meridian is subject to the approval of the Board of Directors of its parent company, Burlington Resources Inc. Additionally, the Registrant will be conducting a complete due diligence review which will include accounting, title, and environmental inspections. At closing, the Registrant's wholly-owned subsidiary, Gruy Petroleum Management Co., will become the operator of all wells, the gas gathering pipeline system, and associated assets.

The Registrant's Press Release, dated May 21, 1996, is hereby incorporated by reference as if fully set forth at length.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

99.1     Press Release dated May 21, 1996



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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MAGNUM PETROLEUM, INC.


                                    By:  /s/ Gary C.Evans
                                         Gary C. Evans
                                         President and CEO


Dated: May 23, 1996


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                                  EXHIBIT INDEX


Exhibit                                                        Sequentially
Number                                                         Numbered Page
- ------                                                         -------------

99.1     Press Release dated May 21, 1996                            5










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